UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2011

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (727) 237-51-25
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2011, BMB Munai, Inc., a Nevada corporation (the “Company”), entered into the First Amendment and Waiver to the Participation Interest Purchase Agreement (the “Amendment”) by and among Palaeontol B.V., a company organized under the Laws of the Netherlands (“Purchaser”), the Company, and MIE Holdings Corporation, an exempted company with limited liability organized under the Laws of the Cayman Islands (“Parent”).  The Amendment amends the previously disclosed Participation Interest Purchase Agreement, dated February 14, 2011, by and among Purchaser, the Company and Parent (the “Agreement” and, together with the Amendment, the “Purchase Agreement”) to, among other things: (i) eliminate the post-closing transition services arrangement concept, which the parties have determined is no longer necessary; (ii) change the previously contemplated escrow agent to be Citibank, N.A., Hong Kong Branch, and the form of escrow agreement to be used in connection with the transaction; (iii) provide for the delivery into escrow, in advance of the closing of the transactions contemplated by the Agreement and in conjunction with the Company’s submission with the appropriate Kazakhstan governmental authorities of the documents necessary to effect the sale of Emir-Oil LLC (“Emir”) to Purchaser, of all of the funds to be delivered to the Company by Purchaser at the closing; (iv) waive two of Purchaser’s conditions to closing that would have required the Company to (x) obtain insurance for the transportation and storage of cargo prior to completing the transaction, and (y) provide documentary evidence of Emir’s ownership of gas utilization facilities, electricity lines, gas pipelines and oil pipelines prior to completing the transaction; and (v) update to their final forms the opinions to be delivered by the Company’s counsel at closing. The Company has also agreed in the Amendment to provide the documentary evidence of Emir’s ownership of the assets described above within three months of the closing date of the transaction.  In addition, the Company has exercised its right under the Agreement to extend until November 14, 2011, the date upon which the parties may terminate the Purchase Agreement for convenience.

The foregoing summary description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 2.1. The terms of the Agreement were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2011, and the Agreement was filed therewith as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
2.1	First Amendment and Waiver to the Participation Interest Purchase Agreement*
_____________________

*Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: August 31, 2011	By:	/s/ Askar Tashtitov
Askar Tashtitov
President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	First Amendment and Waiver to the Participation Interest Purchase Agreement*
_____________________

*Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted exhibit to the Securities and Exchange Commission upon request.